Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Ethereum Staking Mini ETF Shares
Aggregate Sales Price	$ 1,902,536,728.00
Aggregate Redeemed or Repurchased, FY	976,627,689.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 925,909,039.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 127,868.04